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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 4, 2005

IMH ASSETS CORP. (as depositor under a Series 2004-11 Indenture dated as of December 30, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2004-11)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)

       CALIFORNIA                   333-117187              33-0705301
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(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                  File Number)        Identification No.)



1401 Dove Street
Newport Beach, California                                            92660
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(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600.



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01.    Completion of Acquisition or Disposition of Assets.
              --------------------------------------------------

              For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 9.01.    Financial Statements and Exhibits.
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              (a) Not applicable

              (b) Not applicable

              (c) Exhibits:

              25.1 Statement of Eligibility of Wells Fargo Bank, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               IMH ASSETS CORP.


                                               By:  /s/ Richard J. Johnson
                                                 -------------------------------
                                               Name:    Richard J. Johnson
                                               Title:   Chief Financial Officer


Dated: January 4, 2005


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                                  EXHIBIT INDEX


Exhibit
Number      Description
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25.1        Statement of Eligibility of Wells Fargo Bank, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.